EXHIBIT 10(xx)


                             SUBSCRIPTION AGREEMENT

                  THIS SUBSCRIPTION AGREEMENT, dated as of the date of acceptance set forth below, by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, with headquarters located at 66 Cherry Hill Drive, Beverly, Massachusetts 01915 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS,   the  Company  and  the  Buyer  are   executing  and
delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"); and

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting, convertible preferred stock of the Company which will be convertible into shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company upon the terms and subject to the conditions of such preferred stock, and in connection therewith to receive warrants to purchase shares of Common Stock, subject to acceptance of this Agreement by the Company;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE; WARRANTS.

                  A. SUBSCRIPTION. The undersigned hereby agrees to purchase from the Company the number of shares (the "Preferred Shares") of Series G Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of Certificate of Designations attached hereto as ANNEX I (the "Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement. The purchase price for the Preferred Stock shall be payable in United States Dollars. The Buyer hereby agrees that certificates for a number of Preferred Shares equal to (i) 40% of the total number of Preferred Shares shall bear the first legend set forth in Section 9(a)(ii) of the terms of the Preferred Stock in the Certificate of Designations and (ii) 60% of the total number of Preferred Shares shall bear the second legend set forth in Section 9(a)(ii) of the terms of the Preferred Stock in the Certificate of Designations. In addition to issuance of the Preferred Shares, the Company shall issue to the Buyer on the Closing Date (as herein defined) warrants to purchase shares of Common Stock, such warrants to be in the form attached hereto as ANNEX II (the "Warrants"). The number of shares of Common Stock initially purchasable upon exercise of the Warrants to be issued by the Buyer on the Closing Date shall be the quotient obtained by dividing (1) the number of shares of Common Stock into which the number of Preferred Shares to be issued to the Buyer on the Closing Date would be convertible on the Closing Date, if the Preferred Shares were convertible on the Closing Date, by (2) four (4). The shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein as the "Conversion Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Conversion Shares and the Warrant Shares are referred to herein collectively as the "Common Shares." The Common Shares and the Preferred Shares are referred to herein collectively as the "Shares." The Shares and the Warrants are referred to herein collectively as the "Securities."

                  B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Preferred Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX III (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of the certificates for the Preferred Shares and the Warrants registered in the name of the Buyer. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Preferred Shares, but in no event later than the Closing Date, the Company shall deliver certificates for the Preferred Shares and the Warrants, registered in the name of the Buyer, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  C. METHOD OF PAYMENT. Payment of the purchase price for the Preferred Shares shall be made by wire transfer of funds to:

                  Citibank, N.A.
                  153 East 53rd Street
                  New York, New York 10043

                  ABA#021000089
                  For Further Credit to A/C#37179446
                  for credit to the account of Brian W. Pusch Attorney Escrow Account
                  Reference:  GFL/Palomar

Not later than 4:00 p.m., New York City time, on the date which is five New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Shares.

                  2.  BUYER   REPRESENTATIONS,   WARRANTIES,   ETC.;  ACCESS  TO
INFORMATION; INDEPENDENT INVESTIGATION.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  a. The Buyer is purchasing the Preferred Shares and the Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof;

                  b. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                  c. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

                  d. The Buyer  understands  that the  Preferred  Shares and the
Warrants are being offered and sold, and the Common Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and the Warrants and to receive an offer of the Common Shares;

                  e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the Warrants and the offer of the Common Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 (as amended by Amendment No. 1 thereto on Form 10-KSB/A filed with the Securities and Exchange Commission (the "SEC") on August 23, 1996), (2) Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1996 (as amended by

Amendment No. 1 thereto on Form 10-QSB/A filed with the SEC on August 23, 1996) and June 30, 1996, (3) Current Report on Form 8-K, dated May 3, 1996, as amended by Amendment No. 1 on Form 8-K/A dated May 3, 1996, (4) definitive Proxy Statement for its 1996 Special Meeting of Stockholders, and (5) Registration Statement on Form S-3 (the "August Registration Statement") filed on August 23, 1996 (Registration No. 333-10681), in each case as filed with the SEC. The Buyer understands that its investment in the Shares involves a high degree of risk;

                  f. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

                  g. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  h. The Buyer  acknowledges  that,  except  for the  historical material contained herein or in the SEC filings referenced in Section 2(e) hereof, the matters disclosed herein and therein are forward-looking statements under the federal securities laws that involve risks and uncertainties, including, but not limited to, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product development, commercialization and technological difficulties, capacity and supply constraints or difficulties, the results of financing efforts, actual purchases under agreements, the effect of the Company's accounting policies, and other risks detailed in the Company's SEC filings. Actual results could differ materially from those estimated or anticipated in these forward-looking statements. Without limiting the generality of the foregoing, the Buyer acknowledges the Risk Factors set forth in the August Registration Statement.

                  3.       COMPANY REPRESENTATIONS, ETC.

                  The Company represents and warrants to the Buyer that:

                  A. CONCERNING THE SECURITIES. The Securities have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire any of the Securities. The Common Stock is listed for trading on the Nasdaq SmallCap Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since January 1, 1994 by the National Association of Securities Dealers, Inc. of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect.

                  B. SUBSCRIPTION AGREEMENT; REGISTRATION RIGHTS AGREEMENT; WARRANTS. This Agreement, the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), and the Warrants have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is and the Registration Rights Agreement and the Warrants, when executed and delivered by the Company, will be valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  C. NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Shares and the Warrants and the other transactions contemplated by this Agreement, the Registration Rights Agreement, the Warrants and the terms of the Preferred Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

                  D. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Shares and the Warrants as contemplated by this Agreement, the terms of the Preferred Stock and the Warrants.

                  E. INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer and referred to in Section 2(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are made, not misleading.

                  F. ABSENCE OF CERTAIN CHANGES. Since December 31, 1995, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the documents referred to in
Section 2(e) hereof.

                  G. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

                  4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  A. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Common Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares or the Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares or Warrants under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to the Registration Rights Agreement) or the Warrants under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                  B. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that, in addition to the legend on certificates for the Preferred Shares contemplated by Section 1(a) hereof and Section 9(a)(ii) of the Certificate of Designations, the certificates for the Preferred Shares, and the Warrants, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                  C. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement, on or before the Closing Date.

                  D. NASDAQ NOTIFICATION FORM; REPORTING STATUS. On or before the Closing Date, the Company shall notify the Nasdaq of the issuance and sale of the Preferred Stock and Warrants pursuant to this Agreement and shall provide evidence of such notification to the Buyer. So long as the Buyer beneficially owns any of the Preferred Shares, the Warrants or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  E. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Shares and the Warrants for the Company's internal working capital purposes, mergers and acquisitions, investments and general corporate purposes.

                  F. BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares and the Warrants for sale to the Buyer pursuant to this Agreement and the Common Shares for issuance to the Buyer on conversion of the Preferred Shares and on exercise of the Warrants under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Preferred Shares to the Buyer pursuant to this Agreement and the issuance of the Common Shares to the Buyer on conversion of the Preferred Shares. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

                  5.       TRANSFER AGENT INSTRUCTIONS; CONVERSION PROCEDURE.

                  A. TRANSFER AGENT INSTRUCTIONS. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Shares in accordance with Section 1(c) hereof, and prior to the Closing Date the Company will irrevocably instruct its transfer agent to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares and exercise of the Warrants in such amounts as specified from time to time to the transfer agent in the notices of conversion surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement or in the subscription forms attached to the Warrants, as the case may be, such certificates to bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Common Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of Warrants, as the case may be. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the Common Shares under the 1933 Act will be given by the Company to the transfer agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act (which opinion expressly states that it may be relied upon by the Company and its counsel in delivering instructions to the Company's transfer agent), the Company shall permit the transfer of such Securities and, in the case of the Common Shares, promptly, but in no event later than three days after receipt of such opinion, instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer. The provisions of Section 3(n) of the Registration Rights Agreement shall supersede this Section 5(a) with respect to the Common Shares once said
Section 3(n) becomes applicable.

                  B. CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Preferred Shares the Buyer or any subsequent holder of the Preferred Shares shall, in addition to any other requirement imposed by the terms of the Preferred Shares as set forth in the Certificate of Designation, complete, sign and furnish to the Company a notice of conversion in the form attached hereto as Annex V which notice of conversion properly completed and duly executed shall be deemed a sufficient notice of conversion for all purposes of the Certificate of Designations.

                  6.       STOCK DELIVERY INSTRUCTIONS.

                  The certificates for the Preferred Shares and Warrants shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

                  7.       CLOSING DATE.

                  The date and time of the issuance and sale of the Preferred Shares and issuance of the Warrants (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is three New York Stock Exchange trading days after the date on which the Buyer has deposited the purchase price for the Preferred Shares with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

                  8.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND
                           ISSUE.

                  The Buyer understands that the Company's obligation to sell the Preferred Shares and issue the Warrants to the Buyer pursuant to this Agreement is conditioned upon:

                  a. The receipt and acceptance by the Company of this Agreement executed by the Buyer as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

                  b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Shares in accordance with Section 1(c) hereof; and

                  c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

                  9.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Preferred Shares and acquire the Warrants is conditioned upon:

                  a. Delivery by the Company to the Escrow Agent of the certificates for the Preferred Shares and the Warrants in accordance with this Agreement;

                  b. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date; and

                  c. Receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex VI attached hereto.

                  10. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement (facsimile number 508-921-5801, in the case of the Company, and 703-834-6627, in the case of the Buyer) or such other address as a party shall have provided by notice to the other party in accordance with this provision and, in the case of notice to the Company, with a copy to Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: David Broadwin, Esq. (facsimile number 617-832-7000) and, in the case of notice to the Buyer, with a copy to Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York 10019 (facsimile number 212-980-7055). The Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Preferred Shares and the Warrants, provided such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Preferred Shares and Warrants so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Preferred Shares and Warrants so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights
Agreement with respect to the Common Shares issuable on conversion of the Preferred Shares or exercise of the Warrants with respect to which the purchase under this Agreement has been so assigned.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES:  10,000

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE:  $10,000,000.00

NAME OF BUYER: GENESEE FUND LIMITED


SIGNATURE /s/ A. P. de Groot
          ----------------------------
Title: President
       -------------------------------
Date:  9/26/96
       -------------------------------

Address:   c/o CITCO
           Kaya Flamboyan 9
           Curacao, Netherlands Antilles

                  This Agreement has been accepted as of the date set forth below.

PALOMAR MEDICAL TECHNOLOGIES, INC.


By: /s/ Steven Georgiev
    ----------------------------------
Title: Chairman - CEO
       -------------------------------
Date:  9/26/96
       -------------------------------